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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MAY 1, 2002
                                 Date of Report

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                               CLASSIC CABLE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


             333-63643                                74-2750981
     (Commission File Number)             (IRS Employer Identification No.)

                                6151 PALUXY ROAD
                                   BUILDING A
                               TYLER, TEXAS 75703
          (Address of Principal Executive Offices, including Zip Code)


                                 (903) 581-2121
                             (Registrant's Telephone
                          Number, including Area Code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

     On May 1, 2002, the Registrant's parent, Classic Communications, Inc., issued a press release announcing the Registrant had entered into an amendment to its debtor-in-possession revolving credit facility.

     A copy of this press release issued May 1, 2002, announcing the amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     Exhibit 99.1       Press Release, issued May 1, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2002                   CLASSIC CABLE, INC.


                                    By: /s/ Jimmie Taylor
                                        ---------------------------------------
                                            Jimmie Taylor
                                            Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT
  NO.           DESCRIPTION
-------         -----------
 99.1           Press Release, issued May 1, 2002.